UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 20, 2015

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The CME Group Inc. (the “Company”) Annual Meeting of Shareholders was held on May 20, 2015 (the “Annual Meeting”). At the Annual Meeting, the Company submitted to shareholders for approval, on an advisory basis, a proposed amendment to its Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal matters as set forth in Section 9.1. Forum for Adjudication of Certain Disputes of the Bylaws. The proposal was approved and the Eleventh Amended and Restated Bylaws were adopted as of May 20, 2015.

The foregoing description of the amendment to the Bylaws is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Eleventh Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the close of business on March 24, 2015, the record date of the Annual Meeting, the Company had 337,552,274 shares of Class A and Class B common stock issued and outstanding. The holders of a total of 269,990,985 shares of Class A and Class B common stock were present at the Annual Meeting, either in person or by proxy, which total constituted approximately 80% of the issued and outstanding shares on the record date for the Annual Meeting. Additionally, 49% of the Class B-1, 46% of the Class B-2 and 46% of the Class B-3 shares of common stock were present at the Annual Meeting, either in person or by proxy.

The results of the proposals are as follows:

1.	The election of nineteen Equity Directors to serve until 2016 (elected by the Class A and Class B shareholders voting together as a single class):

Name	Votes For	Against	Abstain
Terrence A. Duffy	236,592,304	5,899,226	448,817
Phupinder S. Gill	237,397,499	5,044,520	498,328
Timothy S. Bitsberger	238,014,630	4,142,218	783,499
Charles P. Carey	234,949,337	5,578,508	2,412,502
Dennis H. Chookaszian	214,568,630	25,868,733	2,502,984
Ana Dutra	237,675,178	4,555,731	709,438
Martin J. Gepsman	233,506,419	7,101,732	2,332,196
Larry G. Gerdes	237,713,800	4,619,673	606,874
Daniel R. Glickman	235,997,452	6,358,890	584,005
J. Dennis Hastert	237,120,327	5,358,291	461,729
Leo Melamed	218,488,761	22,230,646	2,220,940
William P. Miller II	235,508,237	5,000,448	2,431,662
James E. Oliff	234,558,874	5,951,625	2,429,848
Edemir Pinto	235,114,815	5,417,488	2,408,044
Alex J. Pollock	235,378,818	6,912,109	649,420
John F. Sandner	234,073,290	6,461,518	2,405,539
Terry L. Savage	236,570,964	5,883,812	485,571
William R. Shepard	213,024,605	27,678,171	2,237,571
Dennis A. Suskind	238,225,522	4,102,761	612,064

There were a total of 27,050,638 broker non-votes in this proposal.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2015 (ratified by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
267,355,727	2,198,677	436,581

3.	The approval, by advisory vote, of the compensation of the Company’s named executive officers (approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
234,974,149	7,094,050	872,148

There were a total of 27,050,638 broker non-votes in this proposal.

4.	Approval, on an advisory basis, of an Amendment to the Tenth Amended and Restated Bylaws of CME Group Inc.(approved by the Class A and Class B shareholders voting together as a single class):

Votes For	Votes Against	Abstentions
150,365,470	88,655,755	3,919,122

There were a total of 27,050,638 broker non-votes in this proposal.

5.	The election of Class B Directors:

a.	The election of three Class B-1 Directors to serve until 2016 from a slate of five nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
Jeffrey M. Bernacchi	191	42	65
William W. Hobert	164	35	99
Bruce F. Johnson	139	56	103
Jeremy J. Perlow	78	73	147
Howard J. Siegel	154	58	86

b.	The election of two Class B-2 Directors to serve until 2016 from a slate of four nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Patrick W. Maloney	101	84	174
Ronald A. Pankau	206	44	109
David J. Wescott	260	41	58
James J. Zellinger	58	100	201

c.	The election of one Class B-3 Director to serve until 2016 from a slate of three nominees (the nominee in bold was elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
Elizabeth A. Cook	302	81	187
Thomas J. Esposito	46	200	324
Steven E. Wollack	170	167	233

6.	The election of Class B Nominating Committees:

a.	The election of five members of the Class B-1 Nominating Committee to serve until 2016 from a slate of ten nominees (the nominees in bold were elected by the Class B-1 shareholders):

Name	Votes For	Votes Against	Abstentions
William C. Bauman	116	30	152
Thomas A. Bentley[1]	92	46	160
Michael J. Downs	108	39	151
John C. Garrity	135	30	133
Bradley S. Glass	79	59	160
Mark S. Kobilca	64	42	192
Douglas M. Monieson[1]	92	47	159
Brian J. Muno	112	43	143
Brett C. Simons	36	67	195
Michael J. Small	60	54	184

[1]	As a result of the tie in the number of votes for Messrs. Bentley and Monieson, the nominees came to an agreement pursuant to which Mr. Bentley will serve on the Class B-1 Nominating Committee.

b.	The election of five members of the Class B-2 Nominating Committee to serve until 2016 from a slate of eight nominees (the nominees in bold were elected by the Class B-2 shareholders):

Name	Votes For	Votes Against	Abstentions
Richard J. Duran	176	36	153
Yra G. Harris	193	33	139
Patrick J. Lahey	75	92	198
Gary M. Lev	97	82	186
Patrick J. Mulchrone	218	40	107
Stuart A. Unger	139	56	170
Gregory J. Veselica	151	58	156
Barry D. Ward	154	52	159

c.	The election of five members of the Class B-3 Nominating Committee to serve until 2016 from a slate of ten nominees (the nominees in bold were elected by the Class B-3 shareholders):

Name	Votes For	Votes Against	Abstentions
J. Kenny Carlin	207	75	309
Nick C. Castrovillari	138	76	377
Bryan P. Cooley	201	69	321
Lester E. Crockett Jr.	163	70	358
Mario J. Florio	151	67	373
David P. Gaughan	161	79	351
Kevin P. Heaney	151	79	361
Donald S. Sliter	146	78	367
Jayne A. Valio	158	66	367
Paul D. Zirpolo	132	76	383

Item 9.01.	Financial Statements and Exhibits.

3.1	CME Group Inc. Eleventh Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: May 26, 2015	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary